UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2022

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Consistent with its previously disclosed intent, on June 15, 2022, Pennsylvania Real Estate Investment Trust (the “Company”), filed an amendment to the Trust Agreement (such amendment, the “Trust Agreement Amendment”) with the Commonwealth of Pennsylvania, to effectuate a reverse share split of its common shares, par value $1.00 per share (the “Common Shares”), at a ratio of 1-for-15 (the “Reverse Share Split” and such ratio, the “Reverse Share Split Ratio”) effective as of June 16, 2022 (the “Effective Date”).

The Reverse Share Split reduces the number of outstanding Common Shares as well as the authorized Common Shares in the same proportion. As a result, as of the Effective Date, the authorized number of Common Shares has been reduced from 200,000,000 Common Shares to 13,333,333 Common Shares. The Reverse Share Split also reduces the number of Common Shares subject to outstanding equity awards on the Effective Date by the Reverse Share Split Ratio and increases the exercise price per Common Share under outstanding options by dividing such exercise price by the Reverse Split Ratio.

A copy of the Trust Agreement Amendment has been filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

As of the Effective Date, the new CUSIP identifier for the Common Shares is 709102800.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment to Amended and Restated Trust Agreement dated December 18, 2008, as amended, dated as of June 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: June 22, 2022	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel